Exhibit 10.1

Execution Version

EIGHTH AMENDMENT

TO

CREDIT AGREEMENT

Dated as of January 10, 2020

Among

PARSLEY ENERGY, LLC,

as Borrower,

PARSLEY ENERGY, INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

BMO HARRIS BANK, N.A.,

as Documentation Agent,

and

The Lenders Party Thereto

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Bookrunner

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”) dated as of January 10, 2020, is among Parsley Energy, LLC, a Delaware limited liability company (the “Borrower”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.    The Borrower, PEI, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 28, 2016 (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower and the Guarantors are parties to that certain Guarantee and Collateral Agreement, dated as of October 28, 2016 made by the Borrower and each of the other Grantors party thereto in favor of the Administrative Agent (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Guaranty Agreement”).

C.    The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Eighth Amendment.

D.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Eighth Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Eighth Amendment. Unless otherwise indicated, all section references in this Eighth Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02.

(a)    Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

“Senior Indenture” means, collectively or individually, as the context requires, (a) the Jagged Peak Senior Indenture pursuant to which the Jagged Peak Senior Notes are issued and (b) any indenture or other agreement among the Borrower and/or Finance Co. as issuer or co-issuers, the subsidiary guarantors party thereto, and the trustee named therein, pursuant to which any Senior Notes (other than the Jagged Peak Senior Notes) are issued, in the case of each of clauses (a) and (b), as the same may from time to time be amended, modified, supplemented or restated to the extent permitted by Section 9.04(b).

“Senior Notes” means (a) the Jagged Peak Senior Notes and (b) any other unsecured senior or unsecured senior subordinated Debt securities (whether registered or privately placed and whether convertible into Equity Interests or not) issued or incurred by the Borrower and/or Finance Co., as issuer or co-issuers, pursuant to the Senior Indenture, in the case of each of clauses (a) and (b), as the same may from time to time be amended, modified, supplemented or restated to the extent permitted by Section 9.04(b).

(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:

“BHC Act Affiliate” has the meaning ascribed to such term in Section 12.20.

“Corporate Merger Sub” means Jackal Merger Sub, Inc., a Delaware corporation, a wholly-owned subsidiary of PEI.

“Covered Entity” has the meaning ascribed to such term in Section 12.20.

“Default Right” has the meaning ascribed to such term in Section 12.20.

“Eighth Amendment” means that certain Eighth Amendment to Credit Agreement, dated as of January 10, 2020, among the Borrower, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Eighth Amendment Effective Date” has the meaning assigned to such term in the Eighth Amendment.

“Jagged Peak Integrated Mergers” means, collectively, (a) the merger of the Corporate Merger Sub with and into JPI, with JPI being the survivor of such merger as a wholly-owned subsidiary of PEI, pursuant to and in accordance with the Jagged Peak Corporate Merger Agreement and (b) the merger of JPI with and into the LLC Merger Sub, with the LLC Merger Sub being the survivor of such merger, pursuant to and in accordance with the JPI/LLC Merger Sub Merger Agreement.

“Jagged Peak Merger” means, collectively, (a) the Jagged Peak Integrated Mergers and (b) the Jagged Peak/Borrower Merger.

“Jagged Peak/Borrower Merger” means the merger of the LLC Merger Sub with and into the Borrower, with the Borrower being the survivor of such merger, pursuant to and in accordance with the LLC Merger Sub/Borrower Merger Agreement.

“Jagged Peak Corporate Merger Agreement” means that certain Agreement and Plan of Merger, dated as of October 14, 2019, among PEI, Jackal Merger Sub, Inc. and JPI.

“Jagged Peak Senior Indenture” means that certain Indenture, dated as of May 8, 2018, among (a) JPLLC, as issuer, (b) as of the date hereof, LLC Merger Sub (as successor to JPI by merger), and as of immediately following the consummation of the Jagged Peak/Borrower Merger, the Borrower (as successor to LLC Merger Sub by merger), as parent, and (c) the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

“Jagged Peak Senior Notes” means the 5.875% Senior Notes due 2026 issued by JPLLC pursuant to the Jagged Peak Senior Indenture.

“JPI” means Jagged Peak Energy Inc., a Delaware corporation.

“JPI/LLC Merger Sub Merger Agreement” means that certain Agreement and Plan of Merger, dated as of October 14, 2019, among PEI, LLC Merger Sub and JPI.

“JPLLC” means Jagged Peak Energy LLC, a Delaware limited liability company.

“LLC Merger Sub” means Jackal Merger Sub A, LLC, a Delaware limited liability company, a wholly-owned subsidiary of PEI.

“LLC Merger Sub/Borrower Merger Agreement” means that certain Agreement and Plan of Merger, to be dated as of the date of the merger of the LLC Merger Sub with and into the Borrower, substantially in the form provided to the Administrative Agent prior to the Eighth Amendment Effective Date.

“QFC” has the meaning ascribed to such term in Section 12.20.

“SWLLC” means SoDe Water LLC, a Delaware limited liability company.

“Swap Locks” has the meaning ascribed to such term in Section 9.18(c).

“Treasury Locks” has the meaning ascribed to such term in Section 9.18(c).

2.2    Amendment to Section 2.07(f). Section 2.07(f) is hereby amended by adding the following sentence at the end thereof: “Notwithstanding anything to contrary set forth herein, this Section 2.07(f) shall not apply to the assumption of the Jagged Peak Senior Notes by the Borrower and the Subsidiary Guarantors on the Eighth Amendment Effective Date.”

2.3    Amendment to Section 8.13(b). Section 8.13(b) is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, each of JPLLC and SWLLC shall not be required to become a Guarantor hereunder concurrently with the Jagged Peak Merger; provided however that the Borrower shall cause each of JPLLC and SWLLC to become a Guarantor as set forth in Section 4.2 of the Eighth Amendment.”

2.4    Amendment to Section 9.02(f). Section 9.02(f) is hereby amended by replacing the phrase “unsecured Senior Notes and any guarantees thereof, so long as after giving effect to the incurrence of such Debt” therein with the phrase “unsecured Senior Notes and any guarantees thereof, so long as after giving effect to the incurrence of such Debt (or, solely with respect to the Jagged Peak Senior Notes, after giving effect to the assumption by the Borrower and the Subsidiary Guarantors of such Debt on the Eighth Amendment Effective Date)”.

2.5    Amendments to Section 9.11. Section 9.11 is hereby amended by (i) replacing the “and” prior to clause (c) therein with a comma and (ii) deleting the period at the end of Section 9.11(c) thereof and replacing it with “and (d) the Borrower may consummate the Jagged Peak Merger.”

2.6    Amendments to Section 9.15. Section 9.15 is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, this Section 9.15 shall not prohibit the Borrower’s nor any of its Restricted Subsidiaries’ consummation of the mergers comprising the Jagged Peak Merger.”

2.7    Amendments to Section 9.18. Section 9.18 is hereby amended by (i) replacing the word “and” prior to clause (b) therein with a comma, (ii) deleting the semi-colon immediately in front of the proviso at the end of Section 9.18(b) thereof and (iii) replacing it with “and (c) (i) Swap Agreements in the form of swap locks (“Swap Locks”) in respect of an applicable swap rate and/or treasury locks (“Treasury Locks”) in respect of United States Treasury securities entered into by the Borrower or its Restricted Subsidiaries on or before June 30, 2020, (ii) with an Approved Counterparty, (iii) the notional principal amount of which (when aggregated with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect in respect of Swap Locks and Treasury Locks) does not exceed $2,700,000,000, (iv) the pricing and economics of which are on prevailing market terms, and (v) the tenor of which does not extend beyond December 31, 2021;”

2.8    Amendments to Section 9.19. Section 9.19 is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, the Borrower (as successor to JPI), JPLLC and SWLLC, as applicable, shall not be required to deliver to the Administrative Agent a Control Agreement in relation to any Deposit Account, Securities Account or Commodity Account maintained by JPI, JPLLC or SWLLC on the Eighth Amendment Effective Date until the date that is sixty (60) days after the Eighth Amendment Effective Date.”

2.9    Amendments to Section 9.21. Section 9.21 is hereby amended in its entirety to read as follows:

Section 9.21    Passive Holding Company Status of PEI. PEI shall not engage in any material operating or business activities; provided that the following and activities incidental thereto shall be permitted in any event: (a) its ownership of the Equity Interests of (x) the Borrower or (y) any other Person that will promptly be contributed to or merged or amalgamated into the Borrower or any Subsidiary in a transaction permitted by this Agreement, (b) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (c) the performance of its obligations with respect to the Loan Documents, Senior Notes Documents or Permitted Refinancing Documents to which it is a party, (d) any public offering of its common stock or any other issuance or sale of its Equity Interests and, in each case, the redemption thereof, (e) payment of taxes and dividends and making contributions to the capital of the Loan Parties, (f) participating in tax, accounting and other administrative matters as a member of the consolidated group of PEI and its subsidiaries or the making and filing of any reports required by Governmental Authority, (g) holding any cash incidental to any activities permitted under this Section 9.21, (h) providing indemnification to officers, managers and directors, (i) carrying out its obligations as the sole managing member of the Borrower, (j) managing, through its board, directors, officers and managers, the business of the Borrower and its Subsidiaries, and (k) any other activities incidental to the foregoing or customary for passive holding companies. For the avoidance of doubt, PEI shall not (i) incur, create, assume or suffer to exist any Debt or other material liabilities or material financial obligations, except (A) nonconsensual obligations imposed by operation of law, (B) pursuant to any Loan Documents, Senior Notes Documents or Permitted Refinancing Documents to which it is a party, (C) obligations with respect to its Equity Interests and (D) any liabilities or financial obligations permitted to be incurred, created, assumed or in existence pursuant to the other clauses of this Section 9.21 or (ii) incur or suffer to exist any Liens on its Properties (now owned or hereafter acquired), except for Excepted Liens. Notwithstanding the foregoing, this Section 9.21 shall not prohibit PEI’s consummation of the mergers comprising the Jagged Peak Merger, including (x) the formation and ownership of Equity Interests in the Corporate Merger Sub and the LLC Merger Sub and (y) its execution, delivery and performance of the Jagged Peak Corporate Merger Agreement and the JPI/LLC Merger Sub Merger Agreement; provided that (1) pursuant to, and after giving effect to, the mergers comprising the Jagged Peak Merger, the Corporate Merger Sub and the LLC Merger Sub shall be merged out of existence and (2) each of JPLLC and SWLLC shall constitute a Wholly-Owned Subsidiary immediately after giving effect to the Jagged Peak/Borrower Merger.

2.10    Amendment to Article XII. Article XII is hereby amended by adding a new Section 12.20 to the end thereof to read as follows:

Section 12.20    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection

Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of Texas and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in Property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 12.20, the following terms have the following meanings:

(i)    “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(ii)    “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii)    “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)    “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Section 3.    Conditions of Effectiveness. This Eighth Amendment will become effective on the date on which each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Eighth Amendment Effective Date”):

3.1    The Administrative Agent shall have received from the Borrower, PEI, each Guarantor, the Issuing Bank and the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Eighth Amendment signed on behalf of such Person.

3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date, including all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement (including reasonable and documented out-of-pocket fees and expenses invoiced by Paul Hastings LLP at least two (2) Business Days prior to the Eighth Amendment Effective Date).

3.3    The Jagged Peak Integrated Mergers shall have been consummated, and the Administrative Agent shall have received true, accurate and complete copies of certificates of merger certified by the Delaware Secretary of State, evidencing the effectiveness of each merger comprising the Jagged Peak Integrated Mergers.

3.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent shall, and is hereby authorized and directed to, declare this Eighth Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Majority Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Post-Closing Covenants.

4.1    No later than five (5) Business Days following the effectiveness of the Jagged Peak/Borrower Merger, the Borrower shall deliver to the Administrative Agent a true, accurate and complete copy of the certificate of merger certified by the Delaware Secretary of State, evidencing the effectiveness of the Jagged Peak/Borrower Merger.

4.2    No later than the earlier of (x) thirty (30) days following the Eighth Amendment Effective Date and (y) the date upon which each of JPLLC and SWLLC become guarantors under the Senior Notes issued by the Borrower, the Borrower shall deliver to the Administrative Agent (a) a duly executed (i) Assumption Agreement, pursuant to which each of JPLLC and SWLLC shall become party to the Guaranty Agreement, (ii) Supplement to the Guaranty Agreement, pursuant to which the Borrower shall pledge 100% of the Equity Interests in each of JPLLC and SWLLC and (iii) certificate of the Secretary or Assistant Secretary of each of JPLLC and SWLLC certifying as to the incumbency and genuineness of the signature of each Responsible Officer of each of JPLLC and SWLLC executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of formation of each of JPLLC and SWLLC and all amendments thereto, certified by the appropriate Governmental Authority (to the extent available) in its jurisdiction of formation, (B) the limited liability company agreement of each of JPLLC and SWLLC (including all amendments thereto), (C) resolutions duly adopted by the board of directors (or other governing body) of each of JPLLC and SWLLC authorizing and approving the execution, delivery and performance of the Loan Documents to which it is a party, and (D) a certificate as to the good standing of each of JPLLC and SWLLC under the laws of its jurisdiction of organization and (b) an opinion of Kirkland & Ellis LLP, as special counsel to the Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, with respect to the items set forth in preceding clause (a) and such other matters as shall be reasonably requested by the Administrative Agent.

4.3    No later than thirty (30) days following the Eighth Amendment Effective Date, the Borrower shall deliver to the Administrative Agent shall have received true and correct fully-executed copies of each supplemental indenture executed by each applicable Loan Party, pursuant to which each such Person shall have become a party to the applicable Senior Notes Indentures after giving effect to the mergers comprising the Jagged Peak Merger.

The Borrower’s failure to comply with this Section 4 shall constitute an immediate Event of Default.

Section 5.    Miscellaneous.

5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Eighth Amendment, shall remain in full force and effect following the effectiveness of this Eighth Amendment.

5.2    Ratification and Affirmation; Representations and Warranties. Each of PEI and each Obligor hereby: (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Eighth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Eighth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Eighth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

5.3    Counterparts. This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Eighth Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Eighth Amendment.

5.4    NO ORAL AGREEMENT. THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5    GOVERNING LAW. THIS EIGHTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6    Loan Document. This Eighth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Eighth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.8    Severability. Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9    Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, LLC

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

PEI:	PARSLEY ENERGY, INC.

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY GP, LLC

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY, L.P.

BY: PARSLEY GP, LLC, its general partner

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Eighth Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ADMINISTRATION, LLC

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY MINERALS, LLC

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY FINANCE CORP.

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY DE LONE STAR LLC

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Eighth Amendment Signature Page]

GUARANTOR:	PARSLEY DE OPERATING LLC

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY VERITAS ENERGY PARTNERS, LLC

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY NOVUS LAND SERVICES LLC

By: /s/ Ryan Dalton Name: Ryan Dalton Title: Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Eighth Amendment Signature Page]

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Edward Pak Name: Edward Pak Title: Director

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.

By: /s/ Anca Loghin Name: Anca Loghin Title: Authorized Officer

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.

By: /s/ Matthew L. Davis Name: Matthew L. Davis Title: Director

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A. By: /s/ John Kuhns Name: John Kuhns Title: Authorized Signatory

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC. By: /s/ John Kuhns Name: John Kuhns Title: Vice President

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH By: /s/ Nupur Kumar Name: Nupur Kumar Title: Authorized Signatory By: /s/ Christopher Zybrick Name: Christopher Zybrick Title: Authorized Signatory

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS By: /s/ Mari Salazar Name: Mari Salazar Title: Senior Vice President

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK By: /s/ Jack Herndon Name: Jack Herndon Title: Senior Vice President

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA By: /s/ Don J. McKinnerney Name: Don J. McKinnerney Title: Authorized Signatory

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	U.S. BANK NATIONAL ASSOCIATION By: /s/ Bruce E. Hernandez Name: Bruce E. Hernandez Title: Senior Vice President

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	THE BANK OF NOVA SCOTIA, HOUSTON BRANCH By: /s/ Scott Nickel Name: Scott Nickel Title: Director

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	BBVA USA By: /s/ Julia Barnhill Name: Julia Barnhill Title: Vice President

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE-NEW YORK BRANCH By: /s/ Trudy Nelson Name: Trudy Nelson Title: Authorized Signatory By: /s/ Scott W. Danvers Name: Scott W. Danvers Title: Authorized Signatory

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ Matthew Brice Name: Matthew Brice Title: Vice President

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	CITIBANK, N.A. By: /s/ Cliff Vaz Name: Cliff Vaz Title: Vice President

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	PNC BANK, NATIONAL ASSOCIATION By: /s/ Sandra Salazar Name: Sandra Salazar Title: Managing Director

[Parsley Energy, LLC - Eighth Amendment Signature Page]

LENDER:	UBS AG, STAMFORD BRANCH By: /s/ Kenneth Chin Name: Kenneth Chin Title: Director By: /s/ Houssem Daly Name: Houssem Daly Title: Associate Director

[Parsley Energy, LLC - Eighth Amendment Signature Page]